Exhibit (24)


                             FIRST UNION CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are issuable under the Corporation's Savings Plan, and to sign any and all amendments to such Registration Statement.


       Signature                                           Capacity

/s/ Edward E. Crutchfield                         Chairman and Chief
Edward E. Crutchfield                               Executive Officer and
                                                    Director

/s/ Robert T. Atwood                              Executive Vice President
Robert T. Atwood                                    and Chief Financial
                                                    Officer

/s/ James H. Hatch                                Senior Vice President and
James H. Hatch                                      Corporate Controller
                                                    (Principal Accounting
                                                     Officer)

/s/ G. Alex Bernhardt                             Director
G. Alex Bernhardt

/s/ W. Waldo Bradley                               Director
W. Waldo Bradley


/s/ Robert J. Brown                                Director
Robert J. Brown


/s/ Robert D. Davis                                Director
Robert D. Davis


/s/ R. Stuart Dickson                              Director
R. Stuart Dickson


/s/ B.F. Dolan                                     Director
B. F. Dolan


/s/ Roddey Dowd, Sr.                               Director
Roddey Dowd, Sr.


                                                   Director
John R. Georgius


/s/ William H. Goodwin, Jr.                        Director
William H. Goodwin, Jr.


/s/ Brenton S. Halsey                              Director
Brenton S. Halsey


/s/ Howard H. Haworth                              Director
Howard H. Haworth


/s/ Torrence E. Hemby, Jr.                         Director
Torrence E. Hemby, Jr.

/s/ Leonard G. Herring                             Director
Leonard G. Herring


/s/ Jack A. Laughery                               Director
Jack A. Laughery


/s/ Max Lennon                                     Director
Max Lennon


/s/ Radford D. Lovett                              Director
Radford D. Lovett


/s/ Henry D. Perry, Jr.                            Director
Henry D. Perry, Jr.


/s/ Randolph N. Reynolds                           Director
Randolph N. Reynolds


/s/ Ruth G. Shaw                                   Director
Ruth G. Shaw


/s/ Lanty L. Smith                                 Director
Lanty L. Smith


                                                   Director
Dewey L. Trogdon


/s/ John D. Uible                                  Director
John D. Uible


/s/ B.J. Walker                                    Director
B.J. Walker


/s/ Kenneth G. Younger                             Director
Kenneth G. Younger


December 19, 1995
Charlotte, North Carolina